UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2020

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, C900, Jacksonville, FL 32202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 7, 2020, the Board of Directors (the “Board”) of CSX Corporation (the “Company”) appointed Lt. General (Ret.) Thomas Bostick to serve as a member of the Board. Gen. Bostick, 64, served in the U.S. Army for 38 years. He served as the Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers. After retiring from the military, Gen. Bostick was Chief Operating Officer of Intrexon Corporation and President of Intrexon Bioengineering (NASDAQ: XON; now Precigen NASDAQ: PGEN).

The Board determined that Gen. Bostick qualifies as independent under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission and the applicable NASDAQ listing standards. He will receive compensation consistent with that provided to all non-employee directors, as described in the Company’s Proxy Statement dated March 25, 2020. His appointment increases the size of the Board from eleven directors to twelve.

Gen. Bostick’s committee assignments have not yet been determined.

A copy of the press release announcing Gen. Bostick’s appointment as a member of the Board is attached to this Current Report as Exhibit 99.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 7, 2020, the Board approved amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately. The Amendments:

•	deleted from Section 1 of Article I references to specific months in which the annual meeting of the shareholders of the Company (the “Annual Meeting”) shall be held;

•	revised Section 3 of Article I to clarify that the Annual Meeting may be held by means of remote communications; and

•

deleted from Section 3(a) of Article II a provision that allows a director to stand for reelection beyond age 75 if the reelection would not result in the director serving more than five consecutive terms.

The above summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Exhibits

(d) The following exhibits are being filed herewith:

3.1	Amended and Restated Bylaws of CSX Corporation, effective as of October 7, 2020.

99.1	Press Release dated October 8, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Nathan D. Goldman
Executive Vice President – Chief Legal Officer and Corporate Secretary

Date:	October 13, 2020